John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q4 2019) (WSBC financials as of Q3 2019)

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2018 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2019, June 30, and September 30, 2019, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed under “Risk Factors” in Part I, Item 1A of WesBanco’s Annual Report on Form 10-K. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and Old Line may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger of WesBanco and Old Line may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Old Line may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve, the FDIC, the SEC, FINRA, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward looking statements. Forward-Looking Statements

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management use, and this presentation contains or references, certain non-GAAP financial measures, such as tangible common equity/tangible assets; net income excluding after-tax merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC. Non-GAAP Financial Measures

Key Differentiators Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success Strong market positions in economically diverse, major markets with positive demographic trends Robust legacy deposit base, enhanced by shale gas royalties Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Diversified growth engines with distinct strategies and established lending and wealth management teams Solid fee income generation led by wealth management Focus on positive operating leverage built upon a culture of expense management Strong legacy of credit quality and regulatory compliance Six consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through dividend and earnings growth History of successful franchise-enhancing acquisitions WesBanco [noun] \wes-baŋ-co\ – an emerging regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

Balanced and Diversified Balanced loan and deposit distribution across diverse regional footprint Strong market positions across legacy and major metropolitan markets Diversified revenue generation engines supported by 100-year old trust business and proprietary mutual fund family Note: loan and deposit data as of 9/30/2019; location data as of 10/25/2019; market share based on 2019 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch) (source: S&P Global Market Intelligence) Broad and Balanced Market Distribution Louisville Lexington Dayton Columbus Bloomington Akron Canton Charleston Wheeling Morgantown Huntington Fort Knox Elizabethtown #15 #13 #14 #1 #11 #10 #3 Strong Market Positions in Major Markets Frankfort #9 #1

Investment Rationale Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management Disciplined growth that delivers positive operating leverage Emphasis on customer service to ensure relationship value that meets all customer needs efficiently and effectively Focus on shareholder value through earnings and dividend growth Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages Core funding advantage driven by Marcellus and Utica shale regions Presence in diversified major markets supported by positive demographics and established lending and wealth management teams Solid wealth management business led by century-old, $4.4B trust operation Fundamental focus on expenses, enhanced by the “Wheeling advantage” WesBanco – well-positioned for continued, high-quality growth Note: assets as of 9/30/2019

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Equity Lending Focus Long History of Strong Wealth Management Capabilities Retail Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic growth, diversification, and credit quality Expansion of Commercial & Industrial (C&I), Home Equity Lending, and Residential Mortgage portfolios Maintain high credit standards Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities Average loans to average deposits ratio of 89.0% provides opportunity for continued loan growth Manageable lending exposure, with no significant concentrations, to the energy, hotel, and retail industries $7.8 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 9/30/2019; CAGR based on 9/30/2014; organic CAGR excludes loans acquired from Farmers Capital Bank Corporation (8/20/2018), First Sentry Bancshares (4/5/2018), Your Community Bankshares (9/9/2016), and ESB Financial (2/10/2015) Five-Year CAGR Loan Category C&I HELOC Comm’l R/E (Total) Residential R/E Consumer Total 17% 13% 14% 12% 8% Organic 7% 6% 2% 1% (4%)

Strong Wealth Management Capabilities

Trust & Investments
- $4.4B of trust and mutual fund assets under management
- 6,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana
- *WesMark* funds



Trust Assets
(Market Value as of 12/31) ($B)
$2.3
$3.1
$3.7
$4.4
CAGR 4%
2002
2007
2013
2019 (9/30)

Insurance
- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- Third-party administrator (TPA) services for small business healthcare plans

WesBanco
Wealth Management Services

Securities Brokerage
- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion in Kentucky and Indiana



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$735
CAGR 41%
2013
2015
2017
2019 (9/30)
Loans
Deposits

Private Banking
- $735MM in private banking loans and deposits
- 2,550+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana

Note: assets, loans, deposits, and clients as of 9/30/2019; chart financials as of 12/31 unless otherwise stated; trust assets includes ~$0.6B from Farmers Capital Bank Corporation merger (closed August 2018)

9

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Critical, long-term focus on shareholder return Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closing 4Q19/1Q20 (est.) FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

Positive Operating Leverage Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current year-to-date (YTD) data as of 9/30/2019; balance sheet data as of period ends; please see the reconciliations in the appendix YCB Merger (Sep-16) ESB Merger (Feb-15) Fidelity Merger (Nov-12) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 133% Efficiency Ratio down 804bp FTSB Merger (Apr-18) FFKT Merger (Aug-18)

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through dividend and earnings growth Q3 2019 dividend payout ratio of 43.7% provides upside potential Q3 2019 dividend yield 3.2%, compared to 2.4% for bank group Note: dividend through August 2019 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs; WSBC dividend yield based upon 10/29/2019 closing stock price of $38.18; bank group ($7B to $15B total assets) dividend data as of 10/30/2019 (source: S&P Global Market Intelligence) Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +121% +81%

Financial Overview

Financial Performance Summary (Non-GAAP) excludes after-tax merger-related expenses represent annualized net loan charge-offs as percentage of average loans Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

Note: financial data as of quarter ending 9/30/2019, and compared to the quarter ending 9/30/2018; certain costs excludes after-tax merger-related expenses; please see the reconciliations to GAAP results in the appendix Financial and Operational Highlights – Q3 2019 Underlying, core performance, which was supported by key long-term differentiators, continued to perform well and within expectations Net income down 5.7% to $38.7 million and, reflecting higher shares outstanding from acquisitions, EPS down 12.3% to $0.71 (excluding certain costs) Reflects a flat, and, at times, inverted yield curve; two Federal Reserve interest rate cuts; a revived pick-up in commercial real estate projects going to the secondary market, or being sold outright, earlier than expected due to the current rate environment; and the mandatory limitation on interchange fees for banks with more than $10 billion in total assets Total loan growth in the low single-digits on both a year-over-year and sequential quarter basis for both period-end as well as quarterly averages Growth driven by strength across a number of lending categories Continued focus on expense management and credit quality Key credit quality metrics remain at, or near, historically low levels Year-to-date efficiency ratio of 56.1% is within long-term target of the mid-50% range, despite the mandatory limitation on interchange fees Pending merger with Old Line Bancshares continues to progress, and is on track to be completed during Q4 2019

Net Interest Margin (NIM) Year-to-date NIM reflects the benefit to asset yields from the increases in the Federal Reserve Board’s target federal funds rate during 2018 and the higher margins on the acquired Farmers Capital net assets plus purchase accounting, partially offset by higher overall funding costs and a flattening of the yield curve Not immune from the current factors affecting NIMs across the industry, including a very flat, or inverted yield curve, multiple recent Federal Reserve rate, and an overall lower long-term rate environment Causing 3Q19 NIM to decline from 2Q19 (both GAAP and core) Deposit funding advantage, combined with a low loan-to-deposit ratio, will help to manage overall deposit funding costs and aid profitability Net Interest Margin (FTE) Note: the “yield curve” represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~5bp at 9/30/2019 (source: Federal Reserve H.15 Selected Interest Rates) Year-to-Date

Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties These royalties have averaged low 8-figure monthly deposit in-flows for WesBanco, and have helped control total deposit funding costs (incl. non-int. bearing) During the last five years: Total deposits (excluding CDs) have grown organically at a 3% CAGR Total demand deposits have grown organically at a 7% CAGR to represent 53% of total deposits Total deposit funding costs only increased 18bp since 2015 Represents a beta of 10% on all changes in the Federal Reserve Board’s target federal funds rate since 2015 (i.e., nine 25bp increases and two 25bp decreases) Note: deposit data as of 9/30/2014, 9/30/2018, and 9/30/2019, and reflects quarterly averages; royalty deposit in-flows represent a YTD average Avg Deposits as of 9/30/2019 Funding Cost Interest-Bearing = 0.71% Total Deposits = 0.51% Avg Deposits as of 9/30/2018 Funding Cost Interest-Bearing = 0.56% Total Deposits = 0.41% Avg Deposits as of 9/30/2014 Funding Cost Interest-Bearing = 0.41% Total Deposits = 0.33%

Strong legacy of credit and risk management Based upon conservative underwriting standards and approval processes Centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Prepared for CFPB consumer compliance supervision Strong and improving regulatory capital ratios significantly above regulatory requirements, and higher tangible common equity (TCE) levels Six consecutive “outstanding” CRA ratings since 2003 Risk Management and Regulatory Compliance Basel III Tier 1 Risk-Based Capital Ratio Basel III Common Equity Tier 1 Capital Ratio Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

Favorable Operating Metrics Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics Note: financial data as of 12/31; current YTD data as of 9/30/2019; please see the reconciliations in the appendix; peer group includes AUB, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, SRCE, STBA, TCF, TMP, TOWN, UBSI; peer ratios from S&P Global Market Intelligence and company reports (as of 10/30/2019) and represent simple averages for ROATCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets; passage of the “Tax Cuts and Jobs Act” in late-2017 positively impacts ROAA and ROTCE from 2018 forward Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Non-Performing Assets to Total Assets * 2017 Peer Average adjusted for net deferred tax asset revaluation (sources: S&P Global Market Intelligence, company reports) * *

Proposed Acquisition of Old Line Bancshares, Inc. NOTE: as disclosed in the investor presentation filed on Form 8-K on 7/23/2019; please see associated reconciliations in that filing

Transaction Highlights WesBanco will enter the two fastest growing MSAs in the Mid-Atlantic region Strong deposit market share in Washington D.C. (#16) and Baltimore (#11) MSAs(1) Top 10 deposit market share in state of Maryland (#9)(1) Combination of WSBC’s superior funding and wealth management capabilities with attractive growth markets should lead to strategic growth and profitability Approximately $16 billion in pro-forma total assets, providing enhanced scale to help cover the costs associated with the Durbin amendment Adds approximately $2.4 billion in deposits throughout the Washington D.C. and Baltimore metropolitan markets OLBK has $64 million in average deposits per financial center Strategic Rationale Financially Compelling Expected to be 4.3% accretive to 2020 EPS(2) & 6.2% accretive to 2021 EPS(2) Tangible book value (“TBV”) dilution of 3.8% at closing TBV earn-back estimated to be approximately 3.3 years(3), including all merger-related expenses, purchase accounting adjustments, and cost savings Internal rate of return greater than 20% Pro-forma capital ratios remain substantially in excess of “well-capitalized” guidelines – even with Tier 1 TruPS moving to Tier 2 Source: S&P Global Market Intelligence, deposit market share data as of June 30, 2018; does not include deposits from closed branches and excludes E*TRADE Financial Corp. from Washington D.C. MSA Excludes merger-related charges; assumes 75% cost savings phase-in 2020 and 100% phase-in thereafter Based on the crossover method, defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share NOTE: as disclosed in the investor presentation filed on Form 8-K on 7/23/2019; please see associated reconciliations in that filing

Summary of Key Terms Consideration OLBK stockholders to receive 0.7844 of a share of WSBC common stock for each share of OLBK common stock held, including stock options 100% stock consideration Implied consideration of $29.22 per share, or $500 million in aggregate(1) Management and Board of Directors James W. Cornelsen, OLBK President & CEO, will join WSBC as Chairman of the Mid-Atlantic Market Mark Semanie, OLBK EVP & COO, to join WSBC as Market President of the Mid-Atlantic Market; and, local leadership to remain in-place Two current OLBK directors, James W. Cornelsen and Gregory S. Proctor, Jr., anticipated to join the WSBC Board of Directors Due Diligence Extensive diligence completed, including significant credit, operational, finance, and personnel reviews Walk-Away Provision 20% “double-trigger” walk-away provision versus the NASDAQ Bank Index Pro-Forma Ownership 80.4% WSBC / 19.6% OLBK Required Approvals Approval of WSBC and OLBK shareholders, and customary regulatory approvals Expected Closing During the next two to three quarters Pricing based on WSBC stock price of $37.25 as of 7/22/2019; based on 16,999,146 OLBK shares outstanding and 281,253 stock options with a weighted average strike price of $17.25 NOTE: as disclosed in the investor presentation filed on Form 8-K on 7/23/2019; please see associated reconciliations in that filing

Strong Market Positions Across Footprint

NOTE: as disclosed in the investor presentation filed on Form 8-K on 7/23/2019; please see associated reconciliations in that filing

- Merger is consistent with WesBanco's distinct, and well-executed, long-term growth strategies, and the combined company is positioned to benefit from WesBanco's unique long-term advantages



Ohio
Pennsylvania
Indiana
West Virginia
Kentucky
Virginia
Maryland
Indianapolis
Dayton
Columbus
Cincinnati
Pittsburgh
Wheeling
Morgantown
Harrisburg
Baltimore
Washington D.C.
Lexington Park
Charleston
Huntington
Louisville
Frankfort
Lexington
Fort Knox - Elizabethtown
Richmond
#1
#1
#2
#5
#9
#10
#10
#11
#13
#14
#14
#16
WSBC (199)
OLBK (37)

Source: S&P Global Market Intelligence

Note: Location data as of 7/22/2019; market share based on 2018 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance; Washington, D.C. MSA excludes E*Trade Financial Corp.)

23

Broad and Balanced Market Distribution Notes: Loan and deposit data as of 6/30/2019; assumes all OLBK deposits in the state of Maryland; does not include any purchase accounting or merger related adjustments WesBanco (Current) WesBanco (Pro-Forma) NOTE: as disclosed in the investor presentation filed on Form 8-K on 7/23/2019; please see associated reconciliations in that filing

Appendix

Stock Performance: Long-Term Cumulative Return Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

Pennsylvania Long-Term Core Deposit Funding Advantage Sources: location data as of 2/5/2019; county deposit share and market share based on 2018 MSA deposit rankings (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global Market Intelligence); shale formations & infrastructure various Columbus Wheeling Louisville Lexington Morgantown Dayton Huntington ? Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage ? Pittsburgh #10 Mkt Share W. Virginia #3 Mkt Share Columbus #13 Mkt Share Frankfort Indiana Kentucky Ohio West Virginia

Executive Position Years in Banking Years at WSBC Todd Clossin President & Chief Executive Officer 35 6 Robert Young EVP – Chief Financial Officer 33 18 Ivan Burdine EVP – Chief Credit Officer 39 6 Jonathan Dargusch EVP – Wealth Management 38 9 Steve Lawrence EVP – Chief Internal Auditor 39 25 Michael Perkins EVP – Chief Risk & Administration Officer 31* 24 Anthony Pietranton EVP – Human Resources 31** 6 Brent Richmond EVP – Treasury & Strategic Planning 34 17 Jayson Zatta EVP – Chief Banking Officer 33 11 Experienced and Stable Management Team * in financial services, including 23 in banking ** in financial services, including nine in banking

Financial Performance Summary Trend – Annual Efficiency Ratio (1) Net Income (1) ($MM) (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable) Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Return on Average Tangible Equity (1) Return on Average Assets (1)

Loan loss allowance decline due to improvement in credit quality Legacy Loan Loss Allowance and Total Loans Non-Performing Assets to Total Assets Net Charge-Offs as % of Average Loans NPAs to Total Loans, OREO & Repossessed Assets Diligent Focus on Credit Quality – Annual Trend Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

Commercial Loan Outstanding Detail – Year-End Note: loan data as of December 31st period ends (as reported in applicable Form 10-K) and includes acquired loans from the Farmers Capital Bank Corporation (August 2018), First Sentry Bancshares (April 2018), Your Community Bankshares (September 2016), and ESB Financial (February 2015) mergers

Reconciliation: Efficiency Ratio & Operating Leverage Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Net Income and EPS (Diluted) Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

(1) three-, six-, and nine-month (as applicable) figures are annualized Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Assets

(1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation: Return on Average Tangible Equity

Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.” Reconciliation: Legacy Loan Loss Allowance and Total Loans